UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska, 68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska, 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period: 7/31/10

Item 1.  Reports to Stockholders.

Generations Multi-Strategy Fund

Annual Report

July 31, 2010

Investor Information: 1-877-238-2406

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Generations Multi-Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Generations Multi-Strategy Fund (GMSFX)

Shareholder Letter for the July 31, 2010 Annual Report

Performance Summary

For the calendar year ended July 31, 2010, the Generations Multi-Strategy Fund earned a total return of 11.15%.  The benchmark for the portfolio, the Standard and Poor’s 500 Index of large company domestic stocks, gained 13.84% for the period.  Since the Fund’s inception on October 21, 2008, the Fund has earned an average annualized return of 11.46% compared to 10.96% earned by the S&P.

Portfolio investments are focused in the large-capitalization part of the equity market and consist of three primary strategies.  The “core,” representing the largest group of holdings, is comprised of high-quality companies that possess what we believe to be solid long-term prospects and fundamentals—such as earnings growth, balance sheet strength, strong return on capital and free cash flow—coupled with attractive valuations.  “Growth opportunity” positions are those which we believe hold promise of growth in market share, earnings and cash flow, which, if realized, may result in strong price appreciation over time.  The “contrarian value” segment of the portfolio consists of stocks that look attractive from forward-looking prospects, but appear to be currently underappreciated by the market due to any number of shorter-term factors, such as business setbacks, negative media coverage, or other reasons—which result in what we believe to be unrealistically depressed (and thereby more attractive) valuations.

The last year can be characterized as a breath of fresh air compared to the one prior.  As the U.S. economy slowly began to show signs of recovery after the deepest recession in decades, company earnings and forward-looking prospects began to also show improvements—reflected in stock market results.  As the year progressed, however, concerns surfaced about the robustness and sustainability of the global recovery, which caused additional market volatility in equities and other risk assets.  These worries were especially focused on companies in the U.S. and other developed market economies, such as Europe and Japan, or those with a heavier reliance on consumers from these regions.

Our review of the investment environment consists of analyzing broader macro-economic trends from a “top-down” perspective in an attempt to gauge relative impacts on investments, as well as “bottom-up” efforts to locate stocks with a potentially better upside than is being reflected in the current market price.  During the past year, for example, we identified financial firms whose business models consisted of higher dependence on normally more stable fee revenue relative to traditional banks—in the midst of a somewhat uncertain environment for forward-looking interest rates and real estate values.  In the “value” segment of the portfolio, we expect that investments in homebuilding, where surrounding sentiment currently ranks with the most negative of any industry, will allow us to benefit from a construction business recovery to more normal and realistic levels.  Lastly, business service firms have served as a staple in the portfolio for some time, demonstrated through unique and difficult-to-replicate products and services that allow for extended periods of high profitability and insulation from competition.

Over the course of the year, the Fund’s best-performing investments originated from a variety of different industries—in particular, energy services, medical devices and a variety of business services-related companies alluded to above.  The latter is a diverse group which ranged in industry from healthcare information management to environmental waste disposal to real estate leasing services and management.  Several of these companies dramatically outperformed the market, although we are much more interested in their longer-term prospects—of which we are quite optimistic.

On the other side of the coin, several investments in infrastructure, information technology and homebuilding underperformed the broader market for the period.  This is not entirely a surprise, as our investments in these areas are both valuation-based and contingent upon expectations of future growth—both of which can take time to unfold.  Additional detractors to returns came from certain energy-related companies in the portfolio that suffered in the wake of the Macondo oil rig disaster in the Gulf of Mexico.  We have since taken steps to assess our exposure in this sector as well as take advantage of lower valuations as a result of the negative performance oil-related firms have recently experienced.  On a broader level, an overall underweight to industrials and overweighted position to health care firms hurt performance, although we believe that market valuations warranted that respective positioning.

Despite underperforming our benchmark index over the one-year period, the portfolio has experienced lower volatility (as measured by standard deviation and beta) than the S&P during that timeframe, and, more importantly, since inception, during which period the portfolio has outperformed.  This translates into a “smoother ride” than that of the market during a very tumultuous period.  We believe this is a direct result of a focus on higher quality, valuation, and specifically, avoiding more expensive and inconsistent cyclical investments where returns have been far more sporadic.  While this may have caused us (and may cause us again) to not keep pace with market rallies at times in the short-term, studies have shown that positive characteristics tend to be reflected in performance over the long-term for patient investors.

Outlook

While we do not believe at this time that a “double-dip” recession is imminent or even a high-probability event, we do feel that high levels of growth in the U.S. may be difficult to come by for several years and could be dwarfed by growth available elsewhere on the globe.  Accordingly, we remain focused on locating and investing in companies with unique internal attributes and/or those with significant sales and growth overseas.  These include the faster-growing emerging market regions of the world, such as the Far East and Latin America, among others.

The current structure of the portfolio is consistent with our overall outlook for the remainder of 2010 and beyond.  While keeping the Fund true to its objectives, we have opportunistically sought out companies with an “all-weather” quality, such as more manageable debt levels, niche product lines and services, as well as diversified sources of revenue.  The Fund holds larger overweights to health care and consumer staples, with modest overweights to consumer discretionary, energy and information technology stocks.  We are more heavily concentrated in what are traditionally considered “growth” sectors of the economy—as it is our view that the higher fundamental quality of many of these firms have been discounted by the market in favor of cyclical stocks in recent years.  This is in stark contrast to the premium prices growth companies have traditionally commanded over cyclical firms.  Such imbalances in the past have been subject to “mean reversion,” which gives us the expectation that investments here should correct upward to their higher valuation levels seen in the past and surpass the performance of industries subject to less reliable growth and poorer fundamental characteristics.  Patience is a critical characteristic of successful investors over time, as such trends often take several years to fully unfold.

As mentioned, we remain underweight to the more cyclical sectors of financials, industrials and materials, as these do not look as compelling to us from a valuation standpoint and do not provide us with the consistency and durability in fundamentals we generally seek for the bulk of the portfolio.  The Fund currently holds no weightings in telecommunications services or utilities, for similar reasons.

Since the Fund’s inception, much of the portfolio’s performance differential versus the broader market has been generated from a focus on quality, as well as the ability to be flexible and deviate from market weightings by industry, company size and geographic location.  We believe that a combination of these factors will continue to provide opportunity to shareholders over a multi-year investment timeframe, while allowing the portfolio to avoid unnecessary risk.

We appreciate your ongoing confidence and trust.

Performance for Fiscal Year Ended July 31, 2010
	1 Year	5 Years	10 Years	Inception (10/21/2008)
Generations Multi-Strategy Fund	11.15%	NA	NA	11.46%
S&P 500 Index	13.84%	-0.17%	-0.76%	10.96%

                                                                        Periods over one year represent average annualized returns.

Performance for Most Recent Quarter Ended June 30, 2010
	1 Year	5 Years	10 Years	Inception (10/21/2008)
Generations Multi-Strategy Fund	11.87%	NA	NA	8.22%
S&P 500 Index	14.43%	-0.79%	-1.59%	7.16%

                                                                        Periods over one year represent average annualized returns.

Mutual funds involve risk including possible loss of principal.  The performance data quoted represents past performance and is not a guarantee of future results.  Performance assumes reinvestment of all dividends and capital gain distributions.  Investment return and principal value of this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For the most recent month-end performance, call 877-238-2406.

The total annual operating expense ratio as of the most recent prospectus was 1.70%, and may vary in future years.  Since December 1, 2009, the Fund’s advisor has been temporarily waiving a portion of the Fund’s expenses to a limit of 1.36%.   Otherwise, the returns would have been lower.

This report is authorized for use by existing shareholders.  A current Generations Multi-Strategy Fund prospectus must accompany or precede this piece if it is distributed to prospective shareholders.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Generations Multi-Strategy Fund before investing.  This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 877-238-2406.  Read the prospectus carefully before you invest or send money.  The Generations Multi-Strategy Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

This letter represents the current opinion of the Fund’s investment advisor and is subject to change at any time.  Actual results may differ materially and there is no guarantee that opinions will prove to be correct, and should not be relied upon as statements of fact.

The information provided in this report should not be considered a recommendation to buy, sell or hold any particular security.

Returns for the indices are provided for comparison.  The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.  The S&P 500® Index is an unmanaged composite of 500-large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Shares of the Generations Multi-Strategy Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

1354-NLD-9/22/2010

Generations Multi-Strategy Fund

PERFORMANCE OF A $10,000 INVESTMENT

Annualized Total Returns as of July 31, 2010

	One Year	Since Inception*

Generations Multi-Strategy Fund	11.15%	11.46%
S&P 500	13.84%	10.96%

________________

* The Fund commenced operations on October 21, 2008

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 170%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-238-2406.

Portfolio Holdings by Industry	% of Net Assets
Consumer- Non-Cyclical	28.9%
Technology	13.0%
Financial	12.7%
Energy	12.6%
Industrial	8.5%
Consumer- Cyclical	8.3%
Exchange Traded Funds	7.4%
Communications	5.7%
Basic Materials	2.3%
Short-Term Investments	0.4%
Cash and Other Assets
less Liabilities	0.2%
100.0%

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS
July 31, 2010
	Shares	Market Value

COMMON STOCK - 92.13%
BANKS - 5.83%
State Street Corp.	43,000	$ 1,673,560
U.S. Bancorp	77,000	1,840,300
		3,513,860
BEVERAGES - 4.20%
PepsiCo, Inc.	39,000	2,531,490

CHEMICALS - 2.29%
Ecolab, Inc.	28,200	1,379,262

COMMERCIAL SERVICES - 2.72%
Paychex, Inc.	63,000	1,637,370

COMPUTERS - 4.95%
Accenture Ltd.	31,700	1,256,588
Hewlett Packard Co.	37,500	1,726,500
		2,983,088
COSMETICS / PERSONAL CARE - 7.89%
Colgate-Palmolive Co.	30,000	2,369,400
Procter & Gamble Co.	39,000	2,385,240
		4,754,640
DISTRIBUTION / WHOLESALE - 2.45%
Fastenal Co.	30,000	1,472,400

DIVERSIFIED FINANCIAL SERVICES - 3.96%
Lazard Ltd. - Cl. A	40,000	1,186,800
T. Rowe Price Group, Inc.	24,800	1,196,104
		2,382,904
ELECTRONICS - 1.72%
Flextronics International Ltd. *	166,400	1,035,008

ENGINEERING & CONSTRUCTION - 4.40%
Fluor Corp.	29,000	1,400,410
Jacobs Engineering Group, Inc. *	34,100	1,247,037
		2,647,447
ENVIRONMENTAL CONTROL - 2.41%
Stericycle, Inc. *	23,000	1,449,000

FOOD - 2.35%
McCormick & Co.	36,000	1,415,880

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2010
	Shares	Market Value

HEALTHCARE - PRODUCTS - 6.77%
Johnson & Johnson	40,100	$ 2,329,409
Stryker Corp.	37,600	1,751,032
		4,080,441
MEDIA - 3.45%
Walt Disney Co.	61,600	2,075,304

OIL & GAS - 10.79%
BP PLC - ADR	56,000	2,154,320
Exxon Mobil Corp.	30,000	1,790,400
Helmerich & Payne, Inc.	31,000	1,256,430
Noble Corp. *	40,000	1,300,000
		6,501,150
OIL & GAS SERVICES - 1.78%
Schlumberger Ltd.	18,000	1,073,880

PHARMACEUTICALS - 5.01%
Abbott Laboratories	34,500	1,693,260
Teva Pharmaceutical Industries Ltd. - ADR	27,100	1,323,835
		3,017,095
REAL ESTATE - 2.93%
CB Richard Ellis Group, Inc. *	103,800	1,764,600

RETAIL - 5.90%
Wal-Mart Stores, Inc.	41,300	2,114,147
Yum! Brands, Inc.	34,900	1,441,370
		3,555,517
SOFTWARE - 8.07%
Autodesk, Inc. *	50,100	1,479,954
Cerner Corp. *	15,400	1,192,730
Intuit, Inc. *	55,000	2,186,250
		4,858,934
TELECOMMUNICATIONS - 2.26%
Cisco Systems, Inc. *	59,000	1,361,130

TOTAL COMMON STOCK		55,490,400
( Cost - $48,865,038)

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2010
	Shares	Market Value

EXCHANGE TRADED FUNDS - 7.37%
EQUITY FUND - 7.37%
iShares Dow Jones US Home Construction Index Fund	155,000	$ 1,808,850
iShares Nasdaq Biotechnology Index Fund	23,600	1,912,308
SPDR S&P 500 ETF Trust	6,500	716,755
TOTAL EXCHANGE TRADED FUNDS		4,437,913
( Cost - $4,635,893)

SHORT-TERM INVESTMENTS - 0.30%
MONEY MARKET FUND - 0.30%
AIM STIT-Treasury Portfolio, Institutional Class, 0.20% +	184,896	184,896
TOTAL SHORT-TERM INVESTMENTS		184,896
( Cost - $184,896)

TOTAL INVESTMENTS - 99.80%
( Cost - $53,685,827) (a)		60,113,209
OTHER ASSETS LESS LIABILITIES - 0.20%		118,294
NET ASSETS - 100.00%		$ 60,231,503
________
*Non-income producing security
+Money market fund; interest rate reflects seven-day effective yield on July 31, 2010
ADR - American Depositary Reciept

(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $53,817,002 and differs from market value by net unrealized appreciation (depreciation)
of securities as follows:
Unrealized appreciation:		$ 7,778,887
Unrealized depreciation:		(1,482,680)
Net unrealized appreciation:		$ 6,296,207

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2010

Assets:
Investments in Securities at Market Value (identified cost $53,685,827)	$ 60,113,209
Receivable for Fund Shares Sold	99,756
Dividends and Interest Receivable	76,741
Prepaid Expenses and Other Assets	20,983
Total Assets	60,310,689

Liabilities:
Accrued Advisory Fees	35,814
Accrued Distribution Fees	12,495
Payable to Other Affiliates	5,828
Payable for Fund Shares Redeemed	30
Other Accrued Expenses	25,019
Total Liabilities	79,186

Net Assets (Unlimited shares of no par value interest
authorized; 5,001,182 shares of beneficial interest outstanding)	$ 60,231,503

Net Asset Value, Offering and Redemption Price Per Share
($60,231,503 /5,001,182 shares of beneficial interest outstanding)	$ 12.04

Composition of Net Assets:
At July 31, 2010, Net Assets consisted of:
Paid-in-Capital	$ 54,137,873
Accumulated Undistributed Net Investment Income	16,516
Accumulated Net Realized Loss on Investments	(350,268)
Net Unrealized Appreciation on Investments	6,427,382
Net Assets	$ 60,231,503

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2010

Investment Income:
Dividend Income (net of $2,110 foreign taxes)	$ 802,893
Interest Income	369
Total Investment Income	803,262

Expenses:
Investment Advisory Fees	474,359
Distribution Fees	100,745
Transfer Agent Fees	59,772
Administration Fees	46,390
Fund Accounting Fees	33,729
Registration & Filing Fees	19,070
Audit Fees	16,947
Printing Expense	14,110
Chief Compliance Officer Fees	14,106
Legal Fees	12,801
Custody Fees	10,001
Trustees' Fees	5,724
Miscellaneous Expenses	3,399
Total Expenses	811,153
Less: Investment Advisory Fees Waived	(100,649)
Service Fees Waived	(13,994)
Net Expenses	696,510

Net Investment Income	106,752

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments	2,925,308
Net Change in Unrealized Appreciation on:
Investments	1,652,807
Net Realized and Unrealized Gain on Investments	4,578,115

Net Increase in Net Assets Resulting From Operations	$ 4,684,867

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the year	For the period
	ended	ended
	July 31, 2010	July 31, 2009**

Operations:
Net Investment Income	$ 106,752	$ 262,235
Net Realized Gain (Loss) on Investments and Options	2,925,308	(3,275,576)
Net Change in Unrealized Appreciation on Investments	1,652,807	4,774,575
Net Increase in Net Assets
Resulting From Operations	4,684,867	1,761,234

Distributions to Shareholders From:
Net Investment Income ($0.05 and $0.02 per share, respectively)	(258,096)	(94,375)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (2,100,427 and 4,906,439	25,593,474	49,598,451
shares, respectively)
Distributions Reinvested (20,144 and 9,300 shares, respectively)	246,769	88,537
Cost of Shares Redeemed (1,036,360 and 998,769 shares, respectively)	(12,654,822)	(8,734,536)
Total From Shares of Beneficial Interest Transactions	13,185,421	40,952,452

Increase in Net Assets	17,612,192	42,619,311

Net Assets:
Beginning of Period	42,619,311	-
End of Period	$ 60,231,503	$ 42,619,311

Undistributed Net Investment Income at End of Period	$ 16,516	$ 167,860
_______
**Since October 21, 2008 (Commencement of Operations)

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period.

	For the year	Period
	ended	Ended
	July 31, 2010	July 31, 2009**

Net Asset Value, Beginning of Period	$ 10.88	$ 10.00
Increase From Operations:
Net investment income (a)	0.02	0.07
Net gain from securities
(both realized and unrealized)	1.19	0.83
Total from operations	1.21	0.90

Less Distributions:
From net investment income	(0.05)	(0.02)
From net realized gains on investments	-	-
Total Distributions	(0.05)	(0.02)

Net Asset Value, End of Period	$ 12.04	$ 10.88

Total Return (b)	11.15%	9.08%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 60,232	$ 42,619
Ratio to average net assets:
Expenses, Gross	1.45%	1.44%	(c)
Expenses, Net of Reimbursement	1.25%	0.97%	(c)
Net investment income, Gross	(0.01)%	0.53%	(c)
Net investment income, Net of Reimbursement	0.19%	1.00%	(c)
Portfolio turnover rate	32%	83%

__________
**The Fund commenced operations on October 21, 2008.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

July 31, 2010

1.

ORGANIZATION

Generations Multi-Strategy Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on October 21, 2008.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

July 31, 2010

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$55,490,400	-	-	$55,490,400
Exchange Traded Funds	4,437,913	-	-	4,437,913
Short-Term Investments	184,896	-	-	184,896
Total	$60,113,209	-	-	$60,113,209

             *Please refer to the Portfolio of Investments for industry classifications.

  There were no significant transfers between Level 1 and Level 2 during the current period presented.

  The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objective.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities.  Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at period end are listed after the Fund’s portfolio of investments.

Option Transactions – The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Purchased options are non-income producing securities.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

July 31, 2010

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Three G Financial, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the year ended July 31, 2010, the Adviser earned advisory fees of $474,359.

Effective November 20, 2009, the Adviser entered into a sub-advisory agreement with FocusPoint (the “Sub-Adviser”), an affiliate of the Adviser.  The Sub-Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio.  For providing such services, the Adviser pays the Sub-Adviser an annual fee equal to 0.25% of the Fund’s average daily net assets.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

July 31, 2010

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until November 30, 2010, so that the total annual operating expenses of the Fund do not exceed 1.35% of the Fund’s average daily net assets.  Prior to December 1, 2009, the total annual operating expense ratio was limited to 0.97% by the Adviser.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the year ended July 31, 2010, the Adviser waived fees of $100,649. Cumulative expenses subject to recapture by the Adviser as of July 31, 2010 amounted to $226,788, and will expire on July 31 of the following years:

2012	2013
$126,139	$100,649

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

  8 basis points or 0.08% per annum on the first $100 million in net assets

  6 basis points or 0.06% per annum on the next $150 million in net assets

  5 basis points or 0.05% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

During the year ended July 31, 2010, GFS waived $13,994 in transfer agency fees.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended July 31, 2010, the Fund incurred expenses of $14,106 for compliance services pursuant to the Trust’s Agreement with NLCS.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

July 31, 2010

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended July 31, 2010, GemCom received $6,292 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the year ended July 31, 2010, the Fund incurred distribution fees of $100,745.  Prior to December 1, 2009, the Fund did not incur any distribution fees.

Trustees –  Each Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended July 31, 2010 amounted to $31,382,585 and $17,441,377, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

As of July 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales.

At July 31, 2010, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through July 31, 2018 of $219,093.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

July 31, 2010

6.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) “Improving Disclosures about Fair Value Measurements.”  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.  The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

7.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

Generations Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of Generations Multi-Strategy Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period October 21, 2008 (commencement of operations) through July 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Generations Multi-Strategy Fund as of July 31, 2010, the results of its operations for the year then ended, the change in its net assets and the financial highlights for the year then ended and for the period October 21, 2008 (commencement of operations) through July 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 24, 2010

Generations Multi-Strategy Fund

SUPPLEMENTAL INFORMATION

July 31, 2010 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

                                                           Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan Age: 66	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005).	55	AdvisorOne Funds (10 portfolios)
Anthony J. Hertl Age: 60	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	55	AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010) and Greenwich Advisors Trust
Gary W. Lanzen Age: 56	Trustee Since 2005	Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000).	55	AdvisorOne Funds (10 portfolios)
Mark H. Taylor Age: 46	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Member, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	55	Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Generations Multi-Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

July 31, 2010 (Unaudited)

                                                    Interested Trustees and Officers

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex * Overseen by Trustee	Other Directorships held by Trustee
Michael Miola*** Age: 57	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	55	AdvisorOne Funds (10 portfolios); Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Secretary Since 2005	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Lynn Bowley Age: 51	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

**From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Funds' Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-877-238-2406 to request a copy of the SAI or to make shareholder inquiries.

Generations Multi-Strategy Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

July 31, 2010

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (2/1/10)	Ending Account Value (7/31/10)	Expenses Paid During the Period* (2/1/10 to 7/31/10)
Actual	$1,000.00	$1,012.61	$6.74
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

*Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.35%, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Generations Multi-Strategy Fund

APPROVAL OF SUB-ADVISORY AGREEMENT (Unaudited)

In connection with a regular meeting held on May 20, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Three G Financial, LLC (“Three G” or the “Adviser”) and the Trust, on behalf of Generations Multi-Strategy Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Agreement from the Adviser.  These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Three G’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed Three GP’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of Three G’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

 Fees and Expenses.  The Board noted that Three G charges a 0.85% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

The Privacy Policy is not part of these Financial Statements

Investment Adviser

Three G Financial, LLC

5940 South Rainbow Boulevard

Las Vegas, Nevada 89118

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Fifth Third Bank

Mail Drop 1090CC

38 Fountain Square Plaza

Cincinnati, Ohio 45263

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-238-2406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-238-2406.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $14,300

2009 - $12,500

(b)

Audit-Related Fees

2010 – None

2009 – None

(c)

Tax Fees

2010 – $2,700

2009 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 - None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2010

2009

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 - $2,700

2009 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew Rogers

       Andrew B. Rogers, President

Date

10/8/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew B. Rogers, President

Date

10/8/10

By (Signature and Title)

/s/ Kevin Wolf

       Kevin E. Wolf, Treasurer

Date

10/8/10